



First-Quarter 2021 Results

February 4, 2021

New Jersey Resources

Forward-Looking Statements and Non-GAAP Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR, or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's net financial earnings (NFE) per share guidance for fiscal 2021 and fiscal 2022, NFE guidance for fiscal 2022, NJR Energy Services' asset management agreements and its expected revenue, NJR's long-term NFE growth rate, dividend growth and dividend payout forecast, forecasted contribution of business segments to NJR's NFE from fiscal 2021 through fiscal 2024, NJNG's rate base compound annual growth rate (CAGR), planned capital expenditures, infrastructure and sustainability investments, energy efficiency program, customer growth rate and timetable and results of future base rate cases, schedule for completion of infrastructure projects, including but not limited to, Southern Reliability Link, NJRISE and SAFE II, NJR's environmental sustainability and clean energy goals, emissions reduction strategies, initiatives and targets and our investments in infrastructure, renewables and emerging technologies such as renewable natural gas and hydrogen gas, NJR Clean Energy Ventures' future capital investment target, projected installed solar capacity, revenue growth, project returns, the eligibility of projects for investment tax credits (ITC) (including expected safe-harbored ITC rates), demand for residential and commercial solar energy, the impact of a change in accounting policy for ITCs, our ability to construct, profitably operate and expand the Adelphia Gateway pipeline, including forecasts with respect to construction timing, the nature of future revenues and customer contracts, our ability to profitably operate and expand the Leaf River Energy Center, NJR's balance sheet and credit metrics forecast, and the ongoing COVID-19 pandemic and its impact on NJR's liquidity, business operations, financial condition, results of operations and cash flows.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, including, NFE/net financial loss and utility gross margin, financial margin and adjusted funds from operations and adjusted debt. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income(loss), operating income or earnings per share or long-term debt or short-term debt.

NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.

Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

Management uses NFE/net financial loss, utility gross margin, financial margin and adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2021 -2024 NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Form 10-K. And, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin and adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

Agenda

1 First-Quarter FY 2021 Highlights
Steve Westhoven | President & CEO

2 Financial Highlights
Pat Migliaccio | SVP and CFO

3 Q&A Session

New Jersey Resources

Quarterly Review

First-Quarter 2021 Summary

- NJR reported NFEPS of $0.46*, EPS of $0.84 for Fiscal 1Q21
- Reaffirming FY 2021 NFEPS guidance of $1.55 - $1.65; increasing FY 2022 NFEPS guidance to $2.20 to $2.30
- **NJNG had a strong quarter** driven by increased base rates and BGSS incentives
  - Completed almost 90% of SRL
  - Received approval for five-year, $150 million Infrastructure Investment Program
  - Filed for SAVEGREEN 2020, a $264 million energy efficiency program
- **CEV added 2.9 MWs of commercial solar capacity** through the acquisition of the Mt. Laurel Solar Facility
- **Construction continues on south zone of Adelphia Gateway**; U.S. Supreme Court grants petition for *writ of certiorari* in PennEast case
- Energy Services **entered into Asset Management Agreements (AMAs)** with aggregate proceeds of $501 million over a 10-year period

New Jersey Resources

** A reconciliation from NFE to net income can be found in the Appendix.*

AMAs with Utility De-Risks Business and Drives Value

Overview	**10-Year Asset Management Agreements (AMAs)** • Entered into AMAs to release certain natural gas transportation contracts of Energy Services for aggregate cash proceeds of approximately $500 million payable over 10 years (~$260 million through FY2024; $240 million after FY2024) • Includes a series of initial and permanent releases commencing in November 2021 • Counterparty will provide certain asset management services and Energy Services may deliver natural gas to the investment grade utility
Benefits	• Monetizes value of certain contracts in Energy Services' portfolio • De-risks Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk
Financial Impacts	• Cash proceeds provide flexibility to reinvest in core businesses, reduce future debt issuances and support shareholder distributions • Improves credit metrics allowing NJR to cash settle the equity forward put in place in connection with our December 2019 equity issuance* • **FY 2022 NFE expected to increase by $0.15 per share**

** In December 2019, NJR issued 5.3 million shares and entered into an equity forward to issue an additional 1.2 million shares at a later date.*

FY 2022 NFE Guidance

Increasing NFE Guidance to $2.20 to $2.30 Per Share

Net Financial Earnings Per Share



Base for
6% - 10% Long-
Term Annual
Growth
$2.05 - $2.15
$0.13
~ $0.02
$2.20 - $2.30
FY 2022 Prior Guidance
Net NJRES (including AMAs)
Cash Settlement of Equity Forward*
FY 2022 Updated Guidance

** In December 2019, NJR issued 5.3 million shares and entered into an equity forward to issue an additional 1.2 million shares at a later date.*

New Jersey Natural Gas

Fiscal 1Q21 Capital Expenditures*

~29% of capital expenditures earning a near real-time return



$5
$10
$22
$11
~$89M
$19
$22
New Customer
SAFE/NJ RISE
SAVEGREEN
Maintenance
Cost of Removal/Other
SRL

New Customer Additions



2,282
1,948
Fiscal 1Q20A
Fiscal 1Q21E

Southern Reliability Link	• Construction continues with almost 90% of project complete • Expected to be placed into service in 2021 • Rate case to be filed to recover costs associated with the project
Other Regulatory Updates	• Received approval for five-year, $150 million Infrastructure Investment Program • Filed for SAVEGREEN 2020, a three-year, $264 million energy efficiency program

** Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations*

New Jersey Resources

Clean Energy Ventures

2.9 MW	• Incremental capacity from the acquisition of one operational commercial project in fiscal 1Q21
$260 MM	• Value of projects under contract or under exclusivity for fiscal years 2021 and 2022

NJR's Solar Capacity

Installed Capacity (MW)



600
500
400
300
200
100
0
360
425 - 445
520 - 540
FY 1Q21A
FY 2021E
FY 2022E

FY 2021 Capital Expenditures*



Q2 – Q4 Capex
FYTD Commercial Capex
FYTD Residential Capex
$136 - $142
FY 2021E:
$162 - $168
MM
$4
$22

FY 2021E CEV Revenue ($ millions)



$6.4
42%
27%
11%
20%
Fiscal 1Q21
$105 - $110
8% - 13%
10% - 15%
2% - 6%
73% - 78%
Fiscal 2021E
SREC
TREC
Electric Sales
The Sunlight Advantage

Total change in PP&E (cash spent and capex accrued).

Putting Sustainability into Action

60% by 2030

Setting an ambitious new goal to reduce operational emissions in New Jersey to 60% of 2006 levels by 2030

NJR's Emissions Reduction Strategies to 2030

Potential for Additional 10% Reduction

Transition NJR's New Jersey fleet to low- and no-emissions alternatives including electric vehicles and hydrogen	**5.0-5.5%**
Continue enhancements to NJNG's distribution system by eliminating bare steel main, and beginning to remove protected steel mains and services	**3.0-3.5%**
Pursue opportunities to add renewable natural gas to our system	**1.0-2.0%**



Financial Review

Pat Migliaccio
SVP & Chief Financial Officer

Review of Fiscal 1Q21 NFE Changes



Millions
$34.9
$5.6
$0.5
($2.0)
$6.6
($0.9)
$44.7
FY2020
NJNG
S&T
CEV
ES
HS & Other
FY2021

Fiscal 1Q20 – Consolidated NFE (millions)	$34.9
NJNG	**$5.6**
Utility Gross Margin*	$13.7
Increase in D&A	($2.4)
O&M and Other	($5.7)
Storage & Transportation	**$0.5**
Operating Income from Leaf River and Adelphia	$1.5
Equity in Earnings of Affiliates & Income Taxes	$0.1
Interest Expense and Other	($1.1)
Clean Energy Ventures	**($2.0)**
Revenue	$0.1
Decrease in D&A	$0.9
O&M and Other	($3.0)
Energy Services	**$6.6**
Financial Margin**	$7.7
Interest Expense, Income Tax and Other	($1.1)
Home Services and Other	**($0.9)**
Revenue	(0.3)
Interest Expense and Other	(0.6)
Fiscal 1Q21 – Consolidated NFE (millions)	**$44.7**

** Utility gross margin is discussed more fully in Item 7 of our Form 10-K.*
*** Financial margin is discussed more fully in Item 7 of our Form 10-K.*

New Jersey Resources

Reaffirming FY 2021 NFE Guidance of $1.55 to $1.65 Per Share

NFE Segment Contributions

	FY2021E
NJNG	65%-72%
CEV	15%-20%
S&T	8%-10%
ES	3%-4%
HS & Other	0%-2%

FY2021E NJNG Utility Gross Margin



~18%
~12%
~30%
~40%
Q1A
Q2
Q3
Q4

FY2021E CEV Revenue



~6%
~1%
~12%
~81%

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

As of February 2, 2021

Energy Year 2022


32
371
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
92%	$199	$228

Energy Year 2023


99
301
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
75%	$199	$213

Energy Year 2024


202
197
Hedged
Unhedged

Percent Hedged	Average Price	Current Price (EY)
49%	$191	$199

Revenue Recognition for AMAs

The Transaction:

AMAs feature initial and permanent capacity releases with cash payments throughout

The Accounting:

ASC 606 revenue recognition standard requires that revenue be allocated to both the initial and permanent releases

The Result:

Disproportionate value is allocated to the permanent release periods in FY 2024 and FY 2032

	Revenue Recognition* ($ millions)	Cash ($ millions)
Fiscal Years 2022 – 2024	$239	$261
Fiscal Years 2025 – 2031	$138	$240
Fiscal Year 2032	$124	$0
	$262	$240
Total	**$501**	**$501**

** NFE impact of AMAs will be net of demand charges, taxes, compensation and other O&M*

New Jersey Resources

Strong Cash Flows Supporting Dividend

25% Annual Growth in Cash Flow from Operations Through Fiscal 2024

Cash Flow from Operations
Millions



~25%
CAGR FY2020 – FY2024
$213
$300-$320
$385-$410
$500-$530
FY2020A
FY2021E
FY2022E
FY2024E
CFFO
AMAs Cash Flow

Dividend as Percentage of CFFO



55%
36%-46%
30%-40%
26%-36%
FY2020A
FY2021E
FY2022E
FY2024E
CFFO
AMA Cash Flow
Dividend Payout Ratio

New Jersey Resources

AMAs Strengthen Balance Sheet & Credit Metrics

NJR Improving Investment Grade Profile with No Block Equity Needs in the Foreseeable Future



NJR Adjusted FFO/ Adjusted Debt*
14.3%
~14.0%
~17.0%
~20.0%
FY2020A
FY2021E
FY2022E
FY2024E
FFO/ Debt
Impact of ES AMAs

* Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.



Key Takeaways
First Quarter 2021

- On track to meet guidance for FY 2021
- NJRES AMAs allow for increase to FY 2022 guidance
- Strong cash flows supporting dividend growth
- Continued construction of SRL and Adelphia Gateway
- Improved credit metrics allow for cash settlement of equity forward
- Delivering on commitment to de-risk NJRES

New Jersey Resources


New Jersey
Resources

Q&A



Appendix

First Quarter Fiscal 2021 NFE by Business Unit

(Thousands)

	Three Months Ended December 31		
	2020	2019	Change
New Jersey Natural Gas	$49,467	$43,856	$5,611
Clean Energy Ventures*	(10,274)	(8,179)	(2,095)
Storage and Transportation	3,508	3,004	504
Energy Services	1,500	(5,122)	6,622
Home Services & Other	456	1,372	(916)
Total	**$44,657**	**$34,931**	**$9,726**
NFEPS	**$0.46**	**$0.38**	**$0.08**

** CEV NFE is based on using the deferral method of accounting for both periods*

New Jersey Resources

Reconciliation of NFE and NFEPS to Net Income for Fiscal 1Q21

- NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

Net Financial Earnings, Fiscal 1Q21

(Millions)

Net Income	**$81.0**
Add Back	
Unrealized loss (gain) on derivative instruments and related transactions	($37.5)
Tax effect	$8.9
Effects of economic hedging related to natural gas inventory	($7.5)
Tax effect	$1.8
Net income to NFE tax adjustment	($2.1)
Net Financial Earnings	**$44.7**
Weighted Average Shares Outstanding	
Basic	96.1
Diluted	96.4
Basic Earnings Per Share	$0.84
Add Back	
Unrealized loss (gain) on derivative instruments and related transactions	($0.39)
Tax effect	$0.09
Effects of economic hedging related to natural gas inventory	($0.08)
Tax effect	$0.02
Net income to NFE tax adjustment	($0.02)
Basic Net Financial Earnings Per Share	**$0.46**

New Jersey Resources

Fiscal 2021 and 2022 NFE Guidance


Net Financial Earnings Per Share
$2.20-$2.30 (w/ NJRES)
$2.05-$2.15 (w/o NJRES)
$0.15 *
6%-10%
LONG-TERM
ANNUAL GROWTH
EXCLUDING Energy Services
FY2022E
NJNG
CEV
S&T

	FY 2021E	FY 2022E
NJNG	65%-72%	60%-65%
CEV	15%-20%	20%-25%
S&T	8%-10%	8%-10%
ES	3%-4%	4%-9%
HS & Other	0%-2%	0%-2%
NFEPS	$1.55-$1.65	$2.20-$2.30

** Includes total contributions from Energy Services (including the impact of the AMAs).*

New Jersey Resources

NJR Capital Plan*

(Millions)

		FY2021E	FY2022E	FY2023E & FY2024E	Near Real Time Return?
New Jersey Natural Gas	New Customer	$52 - $54	$56 - $59	$98 - $109	Yes
	Maintenance & Integrity	$92 - $95	$142 - $150	$218 - $241	
	SAFE II/ NJ RISE	$36 - $38	$3 - $3		Yes
	IIP	$6 - $7	$10 - $11	$82 - $90	Yes
	SRL	$63 - $66			
	IT	$36 - $38	$58 - $62	$36 - $40	
	RNG & P2G	$23 - $24	$19 - $20		
	Cost of Removal/ Other	$126 - $131	$61 - $65	$103 - $114	
	SAVEGREEN	$37 - $38	$44 - $46	$86 - $95	Yes
		$471 - $490	**$392 - $416**	**$623 - $689**	
Clean Energy Ventures	Sunlight Advantage	$25 - $26	$24 - $26	$50 - $56	
	Commercial Solar	$137 - $142	$170 - $180	$404 - $446	
		$162 - $168	**$194 - $206**	**$454 - $502**	
Storage and Transportation	Adelphia Gateway	$143 - $149	$2 - $3	$56 - $62	
	Leaf River	$22 - $23	$10 - $11	$8 - $8	
		$165 - $172	**$12 - $13**	**$63 - $70**	
Grand Total		**$798 - $831**	**$598 - $635**	**$1,140 - $1,260**	

** Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations*

New Jersey Resources

NJR Projected Cash Flows

(Millions)

		FY2020A	FY2021E	FY2022E	FY2023E & FY2024E
Cash Flow from Operations		**$213**	**$300 - $320**	**$385 - $410**	**$915 - $965**
Uses of Funds	Capital Expenditures*	$470	$761 - $792	$555 - $589	$1,055 - $1,166
	Acquisition - S&T Assets	$534			
	Dividends	$118	$127 - $132	$135 - $140	$308 - $319
	Total Uses of Funds	**$1,122**	**$888 - $924**	**$690 - $729**	**$1,363 - $1,485**
Financing Activities	Common Stock Proceeds - Issuance	$231			
	Common Stock Proceeds - DRIP		$16 - $18	$17 - $19	$38 - $42
	Debt Proceeds/Other	$678	$572 - $586	$288 - $300	$410 - $478
	Total Financing Activities	**$909**	**$588 - $604**	**$305 - $319**	**$448 - $520**

** Excludes SAVEGREEN investments, which are included in Cash Flow from Operations*

New Jersey Resources

Dividend Payout Ratio



Dividend as Percentage of NFE
71%
80%-85%
60%-65%
FY2020A
FY2021E
FY2022E
NFE
Dividend Payout

Projected ITC Earnings Impact

For solar projects placed in-service before September 30, 2020

The earnings impact of the investment tax credits (ITCs) generated by projects placed in-service is reflected as follows*:

- For projects that were financed using sale leasebacks: For 5 years, on the date that is one day after the anniversary of the project's in-service date, 1/5 of the value of the ITC is recorded as Other Income (with a corresponding reduction in the principal of the sale leaseback debt).
- For projects that were not financed using sale leasebacks (regular deferral method accounting): Every month, the depreciation expense related to each project will be lower; equivalent to the value of the ITC generated prorated over the useful life of the asset.

ITC Earnings Impact for Projects Placed in Service through the end of FY2020

$ millions

	Q1 2021A	Q2 2021E	Q3 2021E	Q4 2021E	FY 2021E	FY 2022E	FY 2023E	FY 2024E
Sale-leaseback financing (Other Income)	-	-	-	$6.5	$6.5	$7.2	$5.2	$3.4
No sale leaseback financing (reduced depreciation expense)	$2.5	$2.5	$2.5	$2.5	$9.9	$9.9	$9.9	$9.9

** Please refer to the Investor Fact Sheet titled, Understanding NJR's Change in Accounting Method for Solar Transactions and Tax Equity Financing, furnished on Form 8-K on November 30, 2020 for a more in-depth discussion.*

Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations for FY2020

- Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense
- Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments

Adjusted Funds from Operations, FY2020
(Millions)

Cash Flow from Operations	**$213.5**
Add back	
Components of working capital	$8.1
Cash paid for interest (net of amounts capitalized)	$66.1
Capitalized Interest	$6.5
SAVEGREEN loans, grants, rebates and related investments	$30.8
Operating cash flows from operating leases	$8.8
Adjusted FFO (Non-GAAP)	**$333.8**

Adjusted Debt, FY2020
(Millions)

Long-Term Debt (including current maturities)	**$2,286.7**
Short-Term Debt	**$125.4**
Exclude	
Cash on Hand	($117.0)
CEV Sale-Leaseback Debt	($122.3)
Include	
CEV Sale lease-back Contractual Commitments	$85.0
Debt Issuance Costs	$12.6
Operating Lease Debt estimate (8x lease expense)	$70.4
Adjusted Debt (Non-GAAP)	**$2,340.7**